Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 22. Stock-Based Compensation

In 2004, the Company adopted the 2004 Long-Term Incentive Compensation Plan (“2004 LTIP”), which superseded the 2002 Long-Term Incentive Compensation Plan (“2002 LTIP”) and provides the terms of equity award grants to directors, officers, employees, consultants and advisors. Although no additional awards will be granted under the 2002 LTIP, the Company’s 1999 Long-Term Incentive Compensation Plan or the Company’s 1995 Share Option Plan, the provisions under each of the previous plans will continue to govern awards that have been granted and remain outstanding under those plans. The aggregate award pool for non-qualified or incentive stock options, performance shares, restricted stock and units or any combination of the foregoing which are available to be granted under the 2004 LTIP at December 31, 2011 was approximately 56 million.

Compensation expense, net of reimbursements during 2011, 2010 and 2009 was approximately $75 million, $72 million and $53 million, respectively, resulting in tax benefits of $29 million, $28 million and $21 million, respectively. As of December 31, 2011, there was approximately $76 million of unrecognized compensation cost, net of estimated forfeitures, including the impact of reimbursement from third parties, which is expected to be recognized over a weighted-average period of 1.5 years on a straight-line basis.

The Company utilizes the Lattice model to calculate the fair value option grants. Weighted average assumptions used to determine the fair value of option grants were as follows:

	Year Ended December 31,
	2011	2010	2009
Dividend yield	0.75%	0.75%	3.50%
Volatility:
Near term	36.0%	37.0%	74.0%
Long term	44.0%	45.0%	43.0%
Expected life	6 yrs.	6 yrs.	7 yrs.
Yield curve:
6 month	0.18%	0.19%	0.45%
1 year	0.25%	0.32%	0.72%
3 year	1.18%	1.36%	1.40%
5 year	2.13%	2.30%	1.99%
10 year	3.42%	3.61%	3.02%

The dividend yield is estimated based on the current expected annualized dividend payment and the average expected price of the Company’s common shares during the same periods.

The estimated volatility is based on a combination of historical share price volatility as well as implied volatility based on market analysis. The historical share price volatility was measured over an 8-year period, which is equal to the contractual term of the options. The weighted average volatility for 2011 grants was 39%.

The expected life represents the period that the Company’s stock-based awards are expected to be outstanding and was determined based on an actuarial calculation using historical experience, giving consideration to the contractual terms of the stock-based awards and vesting schedules.

The yield curve (risk-free interest rate) is based on the implied zero-coupon yield from the U.S. Treasury yield curve over the expected term of the option.

The following table summarizes the Company’s stock option activity during 2011:

	Options (In Millions)	Weighted Average Exercise Price Per Share
Outstanding at December 31, 2010	8.7	$29.72
Granted	0.3	61.28
Exercised	(2.3)	31.01
Forfeited, Canceled or Expired	—	—

Outstanding at December 31, 2011	6.7	$30.70

Exercisable at December 31, 2011	3.6	$39.53

The weighted-average fair value per option for options granted during 2011, 2010 and 2009 was $21.84, $14.73, and $4.69, respectively, and the service period is typically four years. The total intrinsic value of options exercised during 2011, 2010 and 2009 was approximately $62 million, $115 million and $1 million, respectively, resulting in tax benefits of approximately $23 million, $44 million and $0.3 million, respectively.

The aggregate intrinsic value of outstanding options as of December 31, 2011 was $128 million. The aggregate intrinsic value of exercisable options as of December 31, 2011 was $39 million. The weighted-average contractual life was 4.1 years for outstanding options and 3.0 years for exercisable option as of December 31, 2011.

The Company recognizes compensation expense, equal to the fair market value of the stock on the date of grant for restricted stock and unit grants, over the service period. The weighted-average fair value per restricted stock or unit granted during 2011, 2010 and 2009 was $60.77, $37.33 and $11.15, respectively. The service period is typically three or four years except in the case of restricted stock and units issued in lieu of a portion of an annual cash bonus where the restriction period is typically in equal installments over a two year period, or in equal installments on the first, second and third fiscal year ends following grant date with distribution on the third fiscal year end.

The fair value of restricted stock and units for which the restrictions lapsed during 2011, 2010 and 2009 was approximately $154 million, $62 million and $33 million, respectively.

The following table summarizes the Company’s restricted stock and units activity during 2011:

	Number of Restricted Stock and Units (In Millions)	Weighted Average Grant Date Value Per Share
Outstanding at December 31, 2010	8.5	$28.11
Granted	1.3	60.77
Lapse of restrictions	(2.7)	42.71
Forfeited or Canceled	(0.2)	27.24

Outstanding at December 31, 2011	6.9	$29.54

2002 Employee Stock Purchase Plan

In April 2002, the Board of Directors adopted (and in May 2002 the shareholders approved) the Company’s 2002 Employee Stock Purchase Plan (the “ESPP”) to provide employees of the Company with an opportunity to purchase shares through payroll deductions and reserved 11,988,793 shares for issuance under the ESPP. The ESPP commenced in October 2002.

All full-time employees who have completed 30 days of continuous service and who are employed by the Company on U.S. payrolls are eligible to participate in the ESPP. Eligible employees may contribute up to 20% of their total cash compensation to the ESPP. Amounts withheld are applied at the end of every three-month accumulation period to purchase shares. The value of the shares (determined as of the beginning of the offering period) that may be purchased by any participant in a calendar year is limited to $25,000. The purchase price to employees is equal to 95% of the fair market value of shares at the end of each period. Participants may withdraw their contributions at any time before shares are purchased.

Approximately 110,000 shares were issued under the ESPP during the year ended December 31, 2011 at purchase prices ranging from $42.33 to $58.05. Approximately 117,000 shares were issued under the ESPP during the year ended December 31, 2010 at purchase prices ranging from $36.77 to $54.00.